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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported) SEPTEMBER 21, 2004
                                                       -------------------------

                           MARKLAND TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
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                 (State or Other Jurisdiction of Incorporation)

            000-28863                                     84-1331134
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     (Commission File Number)                  (IRS Employer Identification No.)


                #207
           54 DANBURY ROAD
         RIDGEFIELD, CT 06877                                06877
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (203) 894-9700
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              (Registrant's Telephone Number, Including Area Code)

                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS
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                                                                            PAGE
                                                                            ----

Items 1.01; 2.01  Entry into a Material Definitive Agreement;
and 3.02          Creation of a Direct Financial Obligation;
                  and Unregistered Sale of Equity Securities                 2

Exhibit Index                                                                3

Signatures                                                                   4

Exhibit 99.1

Exhibit 99.2

Exhibit 99.3

Exhibit 99.4

Exhibit 99.5

Exhibit 99.6

Exhibit 99.7

Exhibit 99.8


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CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS


         This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Markland Technologies, Inc. ("Markland", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Markland expectations include the uncertainty regarding Markland's ability to repay existing indebtedness, lack of continuing operations, possible inability of Markland to continue in business and other risks detailed from time to time in Markland's SEC reports. No assurance can be given that investors of Markland will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

ITEMS 1.01, 2.01 AND 3.02 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT; CREATION OF A DIRECT FINANCIAL OBLIGATION AND UNREGISTERED SALE OF EQUITY SECURITIES

         On September 21, 2004, Markland Technologies, Inc. (the "Company" or "we") entered into a Purchase Agreement with DKR Soundshore Oasis Holding Fund, Ltd. and DKR Soundshore Strategic Holding Fund, Ltd. (together the "Investors") pursuant to which we sold warrants to purchase shares of common stock (the "Warrants") and secured convertible promissory notes (the "Convertibles Notes") for the aggregate consideration of $4,000,000. The offer and sale of these securities was made in reliance on Section 4(2) of Securities Act of 1933, as amended. The Investors are stockholders of the Company and "accredited investors" within the meaning of Regulation D. We intend to use the proceeds from this offering for working capital.

         The Purchase Agreement contains standard representations, covenants and events of default. Occurrence of an event of default allows the Investors to accelerate the payment of the Convertible Notes and/or exercise other legal remedies, including foreclosing on collateral. A copy of the Purchase Agreement is attached hereto as Exhibit 99.1.


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         The Warrants entitle the Investors to purchase an aggregate of
5,200,000 shares of our common stock, at any time and from time to time, through September 21, 2009. The Form of Warrant is attached hereto as Exhibit 99.5.

         The Convertible Notes are in the aggregate principal amount of five million two hundred thousand dollars ($5,200,000) and accrue interest daily at the rate of eight percent (8%) per year on the then outstanding and unconverted principal balance of the Convertible Notes. Under the terms of the Convertible Notes, we are required to pay $4,000,000 of the outstanding principal and interest by March 15, 2005, and the remaining outstanding balance by September 21, 2005. At anytime, and at the option of the Investors, the outstanding principal and accrued interest of the Convertible Notes may be converted into shares of our common stock. The Form of Convertible Note is attached hereto as
Exhibit 99.4.

         We have granted a security interest in and a lien on substantially all of our assets to the Investors pursuant to the terms of a Security Agreement, dated September 21, 2004. The Security Agreement is attached hereto as Exhibit 99.2.

         In connection with this transaction, and pursuant to the Registration Rights Agreement dated September 21, 2004, we have agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of all of the shares of our common stock issuable upon conversion of the Convertible Notes and the exercise of the Warrants. The Registration Rights Agreement is attached hereto as Exhibit 99.3.

         Also in connection with this transaction, we entered into a Lock-Up Agreement dated September 21, 2004, with James, LLC, the holder of 17,627 shares of our Series D Convertible Preferred Stock (the "Series D Shares"), pursuant to which James LLC has agreed not to sell any Series D Shares until the first to occur of (i) notice from the us and the Investors that the transactions contemplated by the Purchase Agreement shall have been terminated in accordance with their terms, or (ii) March 15, 2005. This Lock-Up Agreement is attached hereto as Exhibit 99.6.

         In addition, we entered into a lock-up agreement with Robert Tarini, our Chief Executive Officer, and Kenneth Ducey, Jr., our Chief Financial Officer, dated September 21, 2004 (the "Executive Lock-up Agreement"). Pursuant to the Executive Lock-up Agreement, Mr. Tarini and Mr. Ducey have agreed not to sell any securities of the Company until the earlier of (i) notice from us and the Investors that the transactions contemplated by the Purchase Agreement shall have been terminated in accordance with their terms or (ii) sixty days after the effectiveness of the registration statement related to Registration Rights Agreement. The Executive Lock-up Agreement is attached hereto as Exhibit 99.7.

         Finally, certain investors waive their rights of first refusal and enter into other agreements in accordance with the terms of Waiver Agreement dated September 21, 2004, and attached hereto as Exhibit 99.8.


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EXHIBIT INDEX

EXHIBIT NUMBER             DESCRIPTION
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99.1                       Purchase Agreement dated September 21, 2004, between
                           Markland Technologies, Inc. and the Investors named therein.

99.2 Security Agreement dated September 21, 2004, between Markland Technologies, Inc. and the Investors named therein.

99.3 Registration Rights Agreement dated September 21, 2004, between Markland Technologies, Inc. and the Investors named therein.

99.4                       Form of Convertible Note

99.5                       Form of Warrant

99.6 Lock-up Agreement dated September 21, 2004 between Markland Technologies, Inc. and James, LLC.

99.7 Lock-up Agreement between Markland Technologies, Inc., Kenneth P. Ducey and Robert Tarini dated September 21, 2004.

99.8                       Waiver Agreement dated September 21, 2004.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                MARKLAND TECHNOLOGIES, INC.


Date:  September 23, 2004

                                By: /S/ Kenneth P. Ducey, Jr.
                                    --------------------------------------------
                                    Name: Kenneth P. Ducey, Jr.
                                    Title: President and Chief Financial Officer





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